UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

LUMINAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2603 Discovery Drive, Suite 100
Orlando, Florida 32826
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (407) 900-5259

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	LAZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 17, 2023, the Board of Directors (the “Board”) of Luminar Technologies, Inc. (the “Company”) approved amendments to the Company’s Restated Bylaws (the “Bylaws”). The Bylaws, as amended (the “Amended Bylaws”), were effective immediately and include, among other things, the following changes:
•adding a requirement that stockholders who directly or indirectly solicit proxies from other stockholders use a proxy card color other than white, which is reserved for exclusive use by the Board;
•eliminating the requirement that the list of stockholders be open to examination at meetings of stockholders to conform to recent amendments to the Delaware General Corporation Law; and
•addressing matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), including requiring a stockholder providing notice of a nomination pursuant to the advance notice bylaws to inform the Company if it will solicit proxies from holders representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of such nominee or nominees, other than the Company’s nominees; requiring that a stockholder comply with all applicable requirements of the Universal Proxy Rules and the Company’s advance notice bylaws for stockholder nominations made at a special meeting of stockholders; providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements; and requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence that the requirements under the Universal Proxy Rules have been satisfied.
The Amended Bylaws also contain certain technical, conforming and non-substantive changes.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Luminar Technologies, Inc. (as amended on March 17, 2023).
104	Cover page interactive data file formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminar Technologies, Inc.

Date: March 21, 2023	By:	/s/ Thomas J. Fennimore
	Name:	Thomas J. Fennimore
	Title:	Chief Financial Officer